NATIONWIDE VARIABLE INSURANCE TRUST
NVIT BlackRock Managed Global Allocation	NVIT Investor Destinations Managed Growth Fund
Fund	NVIT Investor Destinations Managed Growth & Income
NVIT Blueprint® Managed Growth Fund	Fund
NVIT Blueprint® Managed Growth & Income Fund	NVIT Managed American Funds Asset Allocation Fund
NVIT Managed American Funds Growth-Income Fund

Supplement dated August 22, 2025
to the Statement of Additional Information dated April 30, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information (“SAI”).

Effective immediately, the list of underlying mutual funds that are part of the Nationwide group of funds (the “Nationwide Funds”) in which the Managed Volatility Funds may currently invest on page 2 of the SAI is hereby revised to add the Nationwide Large Cap Equity Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE